Exhibit 99.1

McGraw Hill, Inc. Announces Further Deleveraging

with Additional $50 Million of Debt Reduction

COLUMBUS, Ohio (December 10, 2025) – McGraw Hill, Inc. (NYSE: MH) (“McGraw Hill” or the “Company”) today announced that it has further strengthened its balance sheet with a $50 million prepayment of principal under its outstanding term loan facility (the “Term Loan”).

This prepayment is in addition to the Company’s $150 million prepayment of principal under the Term Loan in October 2025. Year-to-date, McGraw Hill has made principal payments under the Term Loan of $592 million, reflecting the Company’s sustained focus on gross debt reduction.

“McGraw Hill remains focused on optimizing its capital structure, and we believe that this incremental paydown is a testament to the strength and predictability of our business,” said Bob Sallmann, McGraw Hill’s Executive Vice President and Chief Financial Officer. “By proactively reducing our debt, we are reinforcing our commitment to our 2-2.5x net leverage target, as we continue to make strategic investments to fuel future growth.”

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McGraw Hill

McGraw Hill (NYSE: MH) is a leading global provider of education solutions for preK-12, higher education and professional learning, supporting the evolving needs of millions of educators and students around the world. We provide trusted, high-quality content and personalized learning experiences that use data, technology and learning science to help students progress towards their goals. Through our commitment to fostering a culture of innovation and belonging, we are dedicated to improving outcomes and access to education for all. We have over 30 offices across North America, Asia, Australia, Europe, the Middle East and South America, and make our learning solutions available in more than 80 languages. Visit us at mheducation.com or find us on Facebook, Instagram, LinkedIn or X.

Safe Harbor Statement

This press release may include statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “believes,” “estimates,” “anticipates,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should” or “seeks” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include, but are not limited to, statements regarding the Company’s intentions, beliefs or current expectations concerning, among other matters, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which it operates. By their nature, forward-looking statements involve risks and uncertainties, as they relate to events, and depend on circumstances, that may or may not occur in the future. The Company’s expectations, beliefs and projections are expressed in good faith, and the Company believes there is a reasonable basis for them; however, the Company cautions readers that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity and the developments in the industry in which the Company operates may differ materially from those made in, or suggested by, the forward-looking statements contained in this press release. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this press release, including those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus filed pursuant to Rule 424(b) under the Securities Act filed on July 24, 2025, the Company’s Quarterly Reports on Form 10-Q filed on August 14, 2025 and November 12, 2025, respectively, and in other filings made with the U.S. Securities and Exchange Commission. In addition, even if our results of operations, financial condition and liquidity and the developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements that the Company makes in this press release speak only as of the date of such statement. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities law.

Investor Contact:

Danielle Kloeblen

Danielle.kloeblen@mheducation.com

Zack Ajzenman

Zack.ajzenman@mheducation.com

Media Contact:

Cathy McManus

Cathy.mcmanus@mheducation.com

Tyler Reed

Tyler.reed@mheducation.com

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